THE PARNASSUS FUND
                         Annual Report December 31, 2000

                                                                February 5, 2001

Dear Shareholder:

     As of December 31, 2000, the net asset value per share (NAV) of The Parnassus Fund was $39.22, so after taking into account the dividend of $12.20 per share, the overall return for 2000 was 1.98%. This compares to a loss of 9.10% for the S&P 500 (S&P), a loss of 10.89% for the Wilshire 5000 (Wilshire) and a gain of 16.66% for the average mid-cap value fund followed by Lipper. Although our gain was modest and we earned less than the average mid-cap value fund, we did earn substantially more than all the major stock market indices which were in negative territory. The Dow Jones Industrials lost 4.72% and the Nasdaq lost a record 39.20% for the year.

     Below are a table and a graph comparing The Parnassus Fund with the S&P, the Wilshire and the Lipper Mid-Cap Value Average over the past one, three, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment of The Parnassus Fund. The overall return column in the table shows investment performance only and does not deduct the sales charge. The performance figures for the average mid-cap value fund also do not deduct any sales charges that may apply.

----------------------------------------------------------------------------------------------------------------------
Periods Ending            Average Annual        Average Annual       Lipper Mid-Cap       Wilshire 5000       S&P 500
December 31, 2000          Total Return         Overall Return       Value Average             Index            Index
----------------------------------------------------------------------------------------------------------------------
One Year                      (1.59%)                1.98%               16.66%              (10.89%)          (9.10%)
Three Years                   13.81%                15.17%                9.27%               10.76%           12.24%
Five Years                    16.38%                17.22%               14.48%               16.68%           18.27%
Ten Years                     19.40%                19.83%               15.62%               16.98%           17.41%
----------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

[graph here]

RESULTS FOR THE YEAR

     Although a gain of about 2% may not sound great to some of you, I'm actually quite happy with the results given what the market did during the year. The S&P dropped over 9% so we beat that index by over 11%. Of course, that doesn't compare to 1999 when we beat the S&P by over 26% (47.74% to 21.04% for the S&P), but even a small gain is respectable in a year when all the major indices posted losses.

     The technology-laden Nasdaq dropped 39.2% for the year so we beat that index by over 41%. Since we owned a lot of technology stocks during the year, our gain of 2% seems that much more impressive.

     There are only two regrets that I have. First, while we were up for the year, we are down substantially from our highs. Although shareholders who were with us at the beginning of the year show a small gain, new investors who came in when the NAV was higher show a loss. I hope this doesn't discourage our new shareholders and that our excellent ten-year record will inspire them to become long-term investors in the Fund.

     The other regret is that we didn't beat the average mid-cap value fund followed by Lipper. As you can tell from the chart and the graph, we're substantially ahead of the mid-cap value average for the three, five and ten-year periods, but we lagged the average for 2000. The reason we didn't beat that average last year is that we had more technology stocks than the average mid-cap value fund and 2000 was a terrible year for technology. There were some unexpected twists in the technology cycle during the year, but we'll discuss that in the next section when we talk about individual companies.

     On a long-term basis, the Fund has posted strong results. If you look at the graph, you'll see that we have outperformed the S&P, the Wilshire and the Lipper average over the past ten years. Enclosed you will find an advertisement that will be running over the next couple of months that shows we were the only socially responsible mutual fund to beat the S&P over that time period. The ad shows our ten-year cumulative return of 489% (after deducting the sales charge) compared to 399% for the S&P which is a margin of 90% over the past ten years.

THE STRANGE CASE OF TECHNOLOGY CYCLE 2000

     The year started strong with the Nasdaq climbing ever higher just like in 1999. Then March came and technology stocks dropped off sharply led by internet companies. The Parnassus Fund was able to withstand this first drop because we started selling technology issues and because our tech companies were much more stable than the highfliers of the internet.

     Another tech sell-off came in April and continued through the second quarter. Again, we were able to withstand the decline and actually had a small gain in the second quarter to go with our gain of 26.56% in the first quarter. During the third and fourth quarters, though, we discovered that we weren't exempt from the laws of gravity. We dropped 12.80% in the third quarter and another 7.64% in the fourth quarter to end the year with a gain of only 1.98%.

     The thing that hurt us the most was the fact that we bought back many technology stocks in the summer after they had dropped to lower levels. We had sold many of these same shares at higher prices during the year and then put them back in the portfolio at a lower cost. Unfortunately, these stocks dropped even further from what we thought were bargain levels and this eroded some of the gains we made earlier in the year. The Fund was a victim of a strange variation in the technology cycle.

     There are at least two distinct cycles that technology stocks have followed over the years: the seasonal cycle and the multi-year cycle. The seasonal cycle happens almost every year. Stocks are weak in the summer, strengthen late in the fall, keep getting stronger through the winter and then start to decline in the spring.

     In addition to the seasonal cycle, semiconductor companies follow a cycle that lasts over several years. The pattern is different each time, but usually business booms for semiconductor and capital equipment stocks for three years or so and their stocks go higher. Then, the up-cycle is over, business slumps for a year or so and so do the stocks. The last down-cycle for semiconductor and equipment stocks lasted from late 1997 until late 1998. By the middle of 2000, the up-cycle had only lasted for a little over a year-and-a-half so I assumed that the cycle would last at least one more year.

     When the semiconductor stocks dropped off sharply in the middle of 2000, I thought it was just the usual summer slump and they would bounce back sharply in the fall as they normally do. Unfortunately, it was not just a summer slump, but rather the end of the multi-year cycle.

     The Fund took sharp losses as these stocks kept falling. The good news is that we didn't ride these stocks all the way to the bottom. Once we realized that the cycle was over, we sold off most of our semiconductor and capital equipment stocks and held the money in cash. Unlike the Nasdaq which lost 39% for the year, we were able to eke out a small profit.

WINNERS AND LOSERS

     As you can see from the financial highlights table on page 18 showing the Fund's annual portfolio turnover rate of 120%, we did a lot more trading this year than usual. Normally, we try to follow a buy-and-hold strategy and keep our portfolio turnover rate to a much lower level. This year, there were some good reasons for the increased trading. First, we sold off a lot of technology stocks early in the year, then bought some of them back when their prices declined. We sold them again when we became convinced that the technology cycle was over. At the end of the year, we also sold a lot of shares with losses so as to reduce shareholders' taxable income. Usually when we discuss individual companies in this section, we give the percentage change in the stock price of each issue. Because of all the trading, though, the change in share price might not be meaningful so we will give the impact each company had on the NAV. This will give you a better idea of how each stock affected the Fund.

     Seven stocks had a significantly negative impact on the Fund and they were all technology shares; each caused a loss of 80 cents or more on the NAV. The one with the biggest negative impact was LSI Logic which caused the NAV to drop $1.41. Silicon Valley-based LSI makes semiconductors for specialized uses such as DVD players, wireless communication and the Sony PlayStation 2. During March of 2000, LSI hit $90.88 a share, but by the summer, the stock had dropped into the 30's so we bought 400,000 more shares at an average cost of about $31. Unfortunately, the stock was trading at $17.09 at the end of 2000. We're still holding LSI since we think the stock will be much higher by the end of this year.

     The stock with the second largest negative impact on the NAV was Intel which knocked the NAV down by $1.23. We bought 800,000 shares of Intel in 1998 at a cost of $17.88 each. By the beginning of the year, it had climbed to $41.16 and it hit $75 a share early in the year. Unfortunately, it dropped back to $30.25 a share at the end of 2000. We decided not to sell the stock since we consider it a long-term core holding and as I indicated earlier, we didn't think the semiconductor cycle was over until it was too late to sell the stock. We still like Intel and although there's a loss in the stock for the year, we still have a gain in the issue compared to what we paid for it in 1998.

     Applied Materials, the largest maker of semiconductor manufacturing equipment, caused the Fund to lose $1.12 on the NAV. The stock hit a high of $115 on April 7, before dropping back into the 70's. Thinking that we had a bargain, we bought 300,000 shares at an average cost of $74.95. When we realized that the semiconductor cycle was over, we sold all our shares at an average price of $48.36. Applied ended the year at $38.19 so we actually saved the Fund from an even bigger loss by selling when we did.

     Adaptec makes chips for use in connecting hard disk drives and other peripheral equipment to the central processing unit of computers. The company accounted for a decline of 86 cents on the NAV. In 1998, we bought 750,000 shares of Adaptec at an average cost of $21 and then sold 650,000 of them during 1999 and early 2000 at prices ranging from $27 to $60 for a large gain. From the spring to the summer, the price dropped into the 20's again and we bought 535,000 more shares at an average cost of $24.90. Unfortunately, the stock dropped even more to $12.80 by the end of the year and we suffered a sharp loss. We sold all but 35,000 shares in November and December to get a tax loss to reduce shareholders' taxable income. We still like the company as an investment so we've been adding to our position at a cost of around $12 per share. The company's sales have been weak because of the slowdown in computer sales, but the stock is selling far below its intrinsic value so we expect a strong comeback in 2001.

     We didn't trade Compaq during the year, but used a buy-and-hold strategy which resulted in a loss of 85 cents on the NAV. The stock went from $27.19 at the beginning of the year to $15.05 at the end. A sharp drop in sales of personal computers caused the decline of 44.6% in its stock price. We expect Compaq to come back before the end of 2001 so we're holding on.

     Micron Technology, the largest maker of dynamic random access memory chips (DRAMs), had a negative impact of 85 cents on the NAV. The stock hit a high of $97.50 on July 14 before dropping by a third to $60 in September. Thinking that there would be a shortage of DRAMs, we bought 250,000 shares at $59 in September. Unfortunately, the stock dropped by half again as the cycle turned and we sold our shares for $35.45.

     Credence Systems makes testing equipment for use in manufacturing semiconductors. It accounted for a loss of 80 cents on the NAV. The stock hit a high of $79.38 early in 2000, then dropped into the 40's. Sensing a bargain, we bought 400,000 shares at $44 each. As the semiconductor cycle ended, the stock dropped to $19 a share when we sold.

     Although this discussion of our losers makes it seem as if all our trades were bad ones, we actually had more good than bad. Let's talk about Avocent, a company that makes switches that enable many servers to be controlled by one monitor and one keyboard, thus saving an enormous amount of space and cost. During the year, Avocent had the most impact on the NAV of any company (positive or negative) with a gain of $1.75. You would never guess this from the price action since it began the year at $29.57 and ended the year at $27.00 for a loss of 8.7%. Because the price moved around quite a bit during the year, we were able to trade the stock quite successfully and make a substantial profit.

     Avocent was created in June by the merger of two companies in the same line of business so at the end of June we had 760,000 shares with an average cost of $32. The stock moved into the 40's in August and we sold all our shares at an average price of $46 for a nice gain. Because of the weakness in technology, the stock started dropping back into the 30's in November and into the 20's in December. We have since repurchased 400,000 of those shares at a cost of $26 each and we expect the stock to go back above $40 by the end of 2001.

     Electro Scientific Industries (ESI) makes capital equipment for use in manufacturing electronic products. At the beginning of 1999, we owned 835,000 shares of stock at a cost of $16.46. As the stock went above $42 a share in June of 1999, we began selling. In early 2000, the stock soared above $90 a share because of the strong economy and we continued selling. By the end of July, we had sold all but 100,000 shares of our stock at an average price of $63. We bought 170,000 more shares around $32.50 in August and September and then sold all our shares in late September and October for $36 each. For the year 2000, ESI accounted for a gain of $1.64 on the NAV -- second only to Avocent.

     Five "buy-and-hold" companies made important contributions to the NAV. We owned them throughout the year.

     We bought 300,000 shares of the Federal National Mortgage Association (Fannie Mae) at a cost of $54.73 early in the year and they were trading at $86.75 by the end of the year for an increase of 58.5% and a gain of $1.35 on the NAV. Fannie Mae buys mortgage loans in the secondary market from banks and other lenders. This provides liquidity to the housing market. The stock was depressed early in the year because of rising interest rates and efforts by competitors to increase regulation on the firm. Now that interest rates are declining and the political threat has subsided, Fannie Mae's stock price has come back.

     Venator, owner of the Foot Locker athletic shoe store chain, contributed $1.33 to the NAV as stronger sales meant higher income. The stock went from $6.01 when the Fund bought it early in the year to $15.50 by the end of the year. Cardinal Health, a distributor of pharmaceuticals and hospital supply products, added $1.30 to the NAV as its stock climbed from $46.96 to $99.63 by the end of the year.

     Mentor Graphics, a supplier of software for use in designing semiconductors, added $1.20 to the NAV as its stock went from $13.19 to $27.44 for a gain of 108%. Mentor was not subject to the semiconductor cycle since it makes software for research and development that semiconductor manufacturers buy during good times and bad.

     The Federal Home Loan Mortgage Corporation (Freddie Mac) is very similar to Fannie Mae in that it buys mortgages in the secondary market. It contributed 80 cents to the NAV as its stock climbed from $47.06 to $68.88 for an increase of 46.4%. The stock climbed for the same reasons as Fannie Mae -- lower interest rates and reduction of the political threat. Both Fannie Mae and Freddie Mac also have had continued strong earnings.

OUTLOOK AND STRATEGY

     As this report is being written in January of 2001, the economy is going into a tailspin. Auto sales are down, retail sales are off, manufacturing jobs are disappearing and technology companies are headed downward. On January 3, the Federal Reserve lowered the fed funds rate by a half percent which is quite substantial. Although Alan Greenspan is usually quite cautious and slow to make a major interest rate move, he made this move without even waiting for a regularly scheduled meeting (the next one was not scheduled until the end of January). The haste with which this decision was made convinced me that Greenspan thinks that we're headed into a recession.

     Although most economists don't think a recession is in the offing -- only a slowdown -- my view is that's where we're headed. That's the bad news. The good news is that I think the recession will be relatively mild. A recession normally lasts a little less than a year. So if we're now in the early stages of a recession, we should snap out of it by the end of the year.

     Interestingly enough, the best time to invest in the stock market is not at the end of a recession, but in the middle of a recession. It has something to do with investors anticipating the economy coming out of a slump. The stock market tends to foreshadow economic events.

     Given this situation, the Fund will look to become fully invested sometime in the spring or summer. Right now, we have about 35% of our assets in cash which is very high for us. If my forecast is right, the last half of 2001 should be a very good time for the Fund since the stock market should come back sharply late this year.

     Of course, there's no way to forecast the market precisely. Stocks could stay depressed for the whole year or they could snap back in a month or two. Since even my forecasts are not infallible, we plan to keep most of our assets in stocks at all times.

SHAREHOLDER LETTER

Dear Mr. Dodson:

     Congratulations! Going over my files today for their annual shake-out, I came across your forecast of 7th February 2000. (Annual report-- the Outlook and Strategy section.) You wrote:

     "In our view, the three biggest dangers to stocks in 2000 are (1) a hike in interest rates (2) a downturn in technology stocks and (3) a crash of internet stocks. In the past, most stock market rallies have been killed off by a rise in interest rates. What's unique about the current strong economy is the absence of inflation and relatively stable interest rates. There's no sign of strong inflation, but Chairman Alan Greenspan keeps talking about the strong economy needing some restraint. This may mean higher interest rates and if rates climb much higher, the party could be over."

     Well, I was astonished. You wrote all that before the events foretold happened. Congratulations -- and on our behalf may you always be so wise.

                                   Sincerely,

                                  Keith Wedmore

                                  Mill Valley, California

Dear Mr. Wedmore:

     Thank you very much for your kind words. It's great when shareholders appreciate our efforts. Even though our forecast hit the nail on the head, our timing was off somewhat. I had expected the downturn to come in early 2001 rather than in the middle of 2000. Consequently, we suffered more losses than I had hoped. The thing that hurt us the most was the premature end of the semiconductor cycle. Nevertheless, we did avoid the worst of the technology meltdown. We actually gained about 2% compared to a loss of about 39% for the Nasdaq -- the technology heavy index. Overall, I'm very happy with those results.

                                  Yours truly,

                                  Jerome L. Dodson

CHANGE IN DIVIDEND DATE

     Federal tax law requires that mutual funds pay dividends each year that are equal to the income earned (from interest and cash dividends on our stocks) plus realized capital gains on stocks sold during the year. We pay this distribution each year in late December so we can make an accurate calculation for the entire year. Shareholders pay taxes on this distribution -- both on the income dividend and on the capital gain dividend. The income dividend consists of not only interest and cash dividends from our stocks, but also from realized, short-term capital gains (i.e., stocks sold less than one year after they were purchased). The capital gain distribution consists of realized gains from stocks we've sold more than one year after we bought them.

     We try to minimize shareholder taxes by using three primary techniques. First, we try to hold all our stocks at least one year so our capital gains will be long-term. For individuals, the maximum federal tax rate on short-term capital gains is 39.6% while the maximum rate on long-term capital gains is 20%. Since there's a healthy savings of almost 20%, we do our best to make all our capital gains long-term. Of course, this is not always possible. If we think a stock is going down, we sell it even if we've held it for less than one year. It's better to pay the higher tax than suffer a loss.

     A second technique we use is to try to postpone a sale of a stock into the next year to defer taxes. Let's assume that we've held a stock for three years and we think the price has reached its intrinsic value and we're thinking about this in October of 2000. Although we don't think the stock will go up over the next few months, we also don't think it will go down either. What we'll do is hold onto the stock into January of 2001. That way, we won't have to pay taxes on the gain until April of 2002. Had we sold the stock in October of 2000, we would have had to pay the tax in April of 2001 -- a year earlier.

     Another thing we try to do is offset as many of our gains as possible with losses. For example, if we have an unrealized loss in a stock near the end of the year and we think the stock won't go up much in the next couple of months, we might sell the stock to get a taxable loss for the year. If we still like the stock, we might buy it back 31 days later so we can benefit from any gain. (IRS tax law requires us to wait 31 days before buying back the same stock to avoid the "wash sale" rule.)

     Because of these deferral techniques, the amount of the distribution often does not correspond to the amount of the total return. For example, in 1999, the Fund earned 47.7%, but our distribution was only $2.65 or 7.3% of our beginning NAV. Clearly, there was a big savings in taxes for the year. In 2000, we earned only about 2%, but our distribution was $12.20 or 24% of our beginning NAV. Although this was not a good tax deal for our shareholders in 2000, it was a necessary distribution of profits we made in 1999, but realized in 2000. Although the 2000 distribution was a bad deal for short-term investors, it made sense for long-term investors who got a great deal in 1999. For long-term investors, then, the technique will produce irregular distributions, but it will defer a lot of taxes.

     Right now, the Fund uses a December 31 date for our fiscal year and for our capital gain distributions. The December 31 date, however, creates three problems. First, it means that we can't sell any stocks after the dividend has been calculated. Let's assume that the distribution date is December 15 and we have to make the full year's calculation by December 10. That means that we won't be able to sell stocks from December 10 through December 31.

     A second problem is that the calculation has to be made before the end of the period (December 31) and this could cause errors. It would be much better to make the calculation after the end of the period.

     A third disadvantage is for shareholders making additional investments. Although it was not true in 2000, late November and December are usually some of the best times to make additional investments because the market tends to get stronger during that time of year. However, it's a disadvantage for a shareholder to invest before the ex-dividend date because that shareholder will receive a taxable distribution even though the additional investment will have been in the Fund for only a short time.

     Federal tax law allows a mutual fund to keep a December 31 fiscal year-end, but use October 31 as the date to calculate capital gain dividends. For example, if we adopt October 31 for our 2001 dividend, we would pay taxes only on capital gains realized from January 1 through October 31. Capital gains realized in November and December would be taxable in the following year. Beginning this year (2001), we will use October 31 as our cut-off date and we'll be able to pay the distribution sometime around the middle of November.

     This will provide me as the portfolio manager with more flexibility and it will let our chief financial officer make a more accurate dividend calculation. For you, the shareholder, it will let you make additional investments by the middle of November without paying taxes on the dividend. In my opinion, this is a huge benefit since most years, the Fund does very well in late November and December.

SHAREHOLDER PROFILE

     For this quarter's shareholder profile, we've chosen 78-year old Ruth Gottstein who first invested in The Parnassus Fund in 1986 when our offices were still in the basement of my home in the Parnassus Heights district of San Francisco. Ruth's office was in the same neighborhood just a few blocks away so I walked down the street to drop off a prospectus and urged her to invest. A native San Franciscan, she had moved in the late 1970's to the Amador County town of Volcano, California (population: 100) in the Sierra foothills near where gold was discovered in 1848. Although she kept an office in San Francisco into the 1980's, Ruth and her late husband bought an old brewery in the center of Volcano and turned it into a home and an office for her publishing business, Volcano Press.

     Ruth's father was Bernard Zakheim, one of the artists who painted the murals in San Francisco's Coit Tower. She was raised in an activist family and participated in the civil rights movement and was involved in community affairs. She was one of the prime movers in establishing the Randall Children's Museum in San Francisco. During the late 60's and early 70's, she became more involved in issues related to women, children and families. Early on, she published titles on domestic violence in association with the Glide Memorial Methodist Church. When Glide changed its emphasis away from publishing, she started Volcano Press which pioneered publications on domestic violence. (For more information, consult the website at www.volcanopress.com.)

     The Amador County Women's Network named Ruth Gottstein Woman of the Year for 2000 because of her community involvement including work on the Transportation Commission, for the Advisory Council on Aging, for Children's Support Resources and for the Volcano Community Association. When I talked to her on the phone, she said she didn't miss the city because of her wonderful life in Volcano where she found things more peaceful and more spiritually fulfilling.

     At the end of our conversation, I asked her as an activist what she thought about capitalism since she was participating in that system as a Parnassus shareholder. She came out very much in favor of progressive capitalism. "Yes, I like capitalism," she said. "It created The Parnassus Fund which provides me with income to carry out my activism."

     I was delighted by her answer. Some people who share the social views held by Ruth and me have a somewhat negative view of capitalism. Some of these people are Parnassus shareholders so I always like to kid them about participating in the capitalist system. I think Ruth and I share the view that the excesses of unregulated capitalism can have very negative social effects, but on the whole, America's economic system can be very positive, bringing freedom and prosperity to the great majority of people. That doesn't mean that we won't fight against irresponsible corporate behavior. In the final analysis, I would just like to say that it's great to have Ruth around, working to make our country a better place to live.

                                    Yours truly,

                                    Jerome L. Dodson
                                    President

THE PARNASSUS FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Fund:

         We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with accounting standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                                                       Deloitte & Touche LLP

                                                       San Francisco, California

                                                       January 12, 2001


THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2000 THROUGH DECEMBER 31, 2000 (UNAUDITED)

   Realized                                  Number                          Per      Sale             Per
Company                                 Gain (Loss)   of Shares             Cost     Share        Proceeds    Share
------------------------------------------------------------------------------------------------------------------------------------
AT&T Corporation                    $     (214,926)    100,000  $     3,559,124   $ 35.59 $      3,344,198  $33.44
Adaptec, Inc.                           (3,754,766)    765,000       18,507,440     24.19      14,752,674    19.28
Advanced Micro Devices, Inc.             8,912,552     460,000        8,925,913     19.40      17,838,465    38.78
AnnTaylor Stores Corporation             5,592,098     500,000        8,471,660     16.94      14,063,758    28.13
Applied Materials, Inc.                 (7,978,834)    300,000       22,483,935     74.95      14,505,101    48.35
Autodesk, Inc.                          (1,219,066)    220,000       10,904,152     49.56       9,685,086    44.02
Avaya Inc.                                (81,017)      12,500          260,729     20.86         179,712    14.38
Avocent Corporation                     10,386,226     763,351       24,435,812     32.01      34,822,038    45.62
BMC Software                            (5,818,797)    430,000       14,024,149     32.61       8,205,352    19.08
Baldor Electric                             49,422     100,000        1,792,722     17.93       1,842,144    18.42
Borders Group, Inc.                       (411,540)    130,000        2,348,775     18.07       1,937,235    14.90
Boston Scientific Corporation             (229,885)    400,000        8,319,665     20.80       8,089,780    20.22
Bristol-Myers Squibb Company             1,803,165     250,000       13,393,953     53.58      15,197,118    60.79
Calgon Carbon Corporation                 (690,633)    300,000        2,231,378      7.44       1,540,745     5.14
Cardinal Health, Inc.                    1,081,656      75,000        3,608,563     48.11       4,690,219    62.54
Chase Manhattan Corporation                684,822     250,000       11,768,513     47.07      12,453,335    49.81
Cognex Corporation                      11,143,395     475,000       10,604,077     22.32      21,747,472    45.78
Compaq Computer Corporation              2,891,566     200,000        2,391,577     11.96       5,283,143    26.42
Computer Associates International         (891,007)    250,000        7,099,375     28.40       6,208,368    24.83
Consolidated Stores Corporation           (672,163)    300,000        5,175,300     17.25       4,503,137    15.01
Credence Systems Corporation            (5,672,773)    525,000       24,704,263     47.06      19,031,490    36.25
Delta Air Lines, Inc.                     (290,866)    200,000        9,955,551     49.78       9,664,685    48.32
DENTSPLY International Inc.              1,781,959     300,000        7,897,719     26.33       9,679,678    32.27
Electro Scientific Industries, Inc.     28,261,348     791,000       14,896,958     18.83      43,158,306    54.56
Electronics for Imaging, Inc.           (3,830,418)    455,000       10,741,125     23.61       6,910,707    15.19
FEI Company                              6,733,318     355,000        2,876,048      8.10       9,609,366    27.07
Gap, Inc.                                 (554,172)    550,000       16,694,377     30.35      16,140,205    29.35
Helix Technology Corporation             7,228,029     225,000        4,146,614     18.43      11,374,643    50.55
Hewlett-Packard Company                  1,261,220      30,000        2,248,675     74.96       3,509,895   117.00
Johnson & Johnson                           74,487      10,000          673,013     67.30         747,500    74.75
The Kroger Company                         129,949     130,000        2,137,175     16.44       2,267,124    17.44
Lam Research Corporation                23,211,533     575,000        8,674,315     15.09      31,885,848    55.45
Liz Claiborne, Inc.                         26,288      10,000          320,600     32.06         346,888    34.69
Lucent Technologies, Inc.               (1,390,515)    150,000        4,804,521     32.03       3,414,006    22.76
Mattel, Inc.                              (522,213)    225,000        2,996,510     13.32       2,474,297    11.00
MedQuist, Inc.                             261,652     202,690        5,815,467     28.69       6,077,119    29.98
Mentor Graphics Corporation                624,999     100,000          913,750      9.14       1,538,749    15.39
Merck & Company, Inc.                    5,053,017     220,000       13,350,607     60.68      18,403,624    83.65
Micron Technology, Inc.                 (6,018,793)    250,000       14,881,497     59.53       8,862,704    35.45
Nordstrom, Inc.                         (3,384,510)    800,000       17,483,550     21.85      14,099,040    17.62
Novellus Systems                        (2,723,397)    277,500       13,298,788     47.92      10,575,391    38.11
Office Depot, Inc.                      (1,719,914)    475,000        5,069,929     10.67       3,350,015     7.05
Oxford Health Plans, Inc.                 (821,289)    550,000        8,993,594     16.35       8,172,305    14.86
J.C. Penny Company, Inc.                   361,079     200,000        3,184,062     15.92       3,545,141    17.73
Quantum Corp-DLT & Storage              (1,318,390)    525,000        7,273,853     13.85       5,955,463    11.34
Quantum Corp-Hard Disk Drive              (467,004)    262,500        2,649,277     10.09       2,182,273     8.31
Henry Schein, Inc.                      (2,531,963)    700,000       14,318,205     20.45      11,786,242    16.84
Schering-Plough Corporation              2,400,177     310,000       12,287,358     39.64      14,687,535    47.38
STERIS Corporation                      (1,643,217)    550,000        7,298,734     13.27       5,655,517    10.28
Symantec Corporation                     8,313,989     250,000        4,172,875     16.69      12,486,864    49.95
Target Corporation                         200,469      21,500        1,309,565     60.91       1,510,034    70.23
UnumProvident Corporation                3,675,361     550,000        7,899,021     14.36      11,574,382    21.04
Watson Pharmaceuticals, Inc.               842,889     150,000        5,297,100     35.31       6,139,989    40.93
Wellman, Inc.                            3,110,094     360,000        3,671,896     10.20       6,781,990    18.84
Whole Foods Market, Inc.                 5,631,730     600,000       20,039,126     33.40      25,670,856    42.78
Wild Oats Markets, Inc.                    583,417     190,000        1,752,133      9.22       2,335,550    12.29
Williams-Sonoma, Inc.                     (637,100)    200,000        4,722,220     23.61       4,085,120    20.43
Xerox Corporation                         (793,994)    150,000        3,906,765     26.05       3,112,771     20.75
                                     --------------               -------------             --------------
Total                                $  86,028,744                $ 473,663,648             $  559,692,392
                                     ==============               =============             ==============


THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2000

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
-----------------------------------------------------------------------------------------------------------------

                  APPAREL RETAILING
      10,000      AnnTaylor Stores Corporation 1                                    0.1%          $      249,375
                                                                                                  --------------
                  COMPUTER PERIPHERALS
     200,000      Adaptec, Inc. 1                                                                      2,050,000
     750,000      American Power Conversion Corp. 1                                                    9,281,250
     380,000      Avocent Corporation 1                                                               10,260,000
                                                                                                  --------------
                  Total                                                             6.0%              21,591,250
                                                                                                  --------------
                  COMPUTER SOFTWARE
     600,000      Mentor Graphics Corporation 1,2                                   4.6%              16,462,500
                                                                                                  --------------
                  COMPUTERS
     500,000      Compaq Computer Corp. 2                                                              7,525,000
     300,000      Hewlett-Packard Company 2                                                            9,468,750
                                                                                                  --------------
                  Total                                                             4.7%              16,993,750
                                                                                                  --------------
                  CONSUMER PRODUCTS
     200,000      Clorox                                                            2.0%               7,100,000
                                                                                                  --------------
                  FINANCIAL SERVICES
     100,000      J.P. Morgan & Co.                                                                   16,550,000
     300,000      Fannie Mae                                                                          26,025,000
     450,000      Freddie Mac                                                                         30,993,750
                                                                                                  --------------
                  Total                                                            20.4%              73,568,750
                                                                                                  --------------
                  HEALTH CARE SERVICES
      50,000      MedQuist Inc. 1                                                   0.2%                 800,000
                                                                                                  --------------
                  INDUSTRIAL
     100,000      Baldor Electric Company                                           0.6%               2,112,500
                                                                                                  --------------
                  INDUSTRIAL AUTOMATION
     200,000      Cognex Corporation 1                                              1.2%               4,425,000
                                                                                                  --------------
                  MEDICAL EQUIPMENT
      50,000      Boston Scientific Corporation 1                                   0.2%                 684,375
                                                                                                  --------------
                  PHARMACEUTICALS
     175,000      Cardinal Health Inc.                                              4.9%              17,434,375
                                                                                                  --------------
                  RETAIL
     625,000      Target Corp.                                                                        20,156,250
     500,000      The Kroger Co. 1                                                                    13,531,250
   1,000,000      Venator Group, Inc. 1                                                               15,500,000
     470,000      Wild Oats Markets 1                                                                  1,997,500
     950,000      PETsMART, Inc. 1                                                                     2,731,250
                                                                                                  --------------
                  Total                                                            14.9%              53,916,250
                                                                                                  --------------
                  SEMICONDUCTORS
     800,000      LSI Logic Corporation 1                                                             13,672,000
     800,000      Intel Corporation                                                                   24,200,000
                                                                                                  --------------
                  Total                                                            10.5%              37,872,000
                                                                                                  --------------
                  SPECIALTY CHEMICAL
     160,000      H.B. Fuller Company                                               1.7%               6,312,500
                                                                                                  --------------
                  TELECOMMUNICATION
     125,000      Lucent Technologies, Inc.                                         0.5%               1,687,500
                                                                                                  --------------
                  Total common stocks                                              72.4%            261,210,125
                                                                                                  --------------


    Principal     Community                                                   Percent of
       Amount     Development Loans                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
   $ 100,000      Vermont Community Loan Fund                                       0.0%                 100,000
                                                                                                  --------------
                  Total investments in securities (Cost $204,201,685)              72.4%        $   261,310,125
                                                                                                  --------------



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2000 (CONTINUED)

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                  Money Market Account
                  (variable rate 5.70%)                                                          $     2,541,579

                  South Shore Bank
                  Money Market Account
                  (variable rate 4.60%)                                                                1,029,057

                  Goldman Sachs
                  Financial Square
                  Govt Portfolio
                  (variable rate 6.37%)                                                                5,310,533

                  Janus
                  Government Money Market Fund
                  (variable rate 6.58%)                                                               19,848,699

                  South Shore Bank Cleveland
                  Certificate of Deposit
                  6.00%, matures 11/02/01                                                                100,000

                  Albina Community Capital Bank
                  Certificate of Deposit 5.83%,
                  matures 1/23/01                                                                        100,000

                  Community Capital Bank
                  (variable rate 5.50%)                                                                  100,000

                  Community Bank of The Bay
                  Certificate of Deposit 4.83%,
                  matures 9/4/01                                                                         100,000

                  Wainwright Bank & Trust Co.
                  Certificate of Deposit 5.55%,
                  matures 10/23/01                                                                       100,000

                  Alternatives Federal Credit Union
                  (variable rate 2.750%)                                                                  28,317

                  Self Help Credit Union
                  Certificate of Deposit 5.04%,
                  matures 1/15/01                                                                         33,010

                  Federal Home Loan Bank
                  Discount Note
                  Zero Coupon, 6.49% equivalent,
                  matures 1/17/01 2                                                                   32,807,913

                  Federal Home Loan
                  Mortgage Corporation
                  Zero Coupon, 6.56% equivalent,
                  matures 1/02/01 2                                                                   39,800,267

                  Repurchase Agreements

                  Lehman Bros.
                  Triparty Repurchase Ageement
                  (Repurchase ageement with
                  Lehman Bros. dated 12/29/00,
                  effective yield is 6.830%
                  due 1/2/01, Face value is
                  $24,779,160 with price at 100)3                                                     24,779,160




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2000 (CONTINUED)

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Commercial Paper

                  Invensys Plc
                  variable rate 7.158%,
                  matures 2/5/01 3                                                               $     4,959,569

                  Keyspan Corporation
                  variable rate 7.158%,
                  matures 1/26/01 3                                                                    8,446,568

                  Southwestern Public Sve
                  variable rate 7.158%,
                  matures 1/2/01 3                                                                    16,980,025

                  Torchmark Corp.
                  variable rate 7.158%,
                  matures 1/31/01 3                                                                    9,922,777

                  Floating Rate Securities

                  Bear Stearns Co. MTN
                  (variable rate 4.730%,
                  matures 1/8/01) 3                                                                   10,000,000

                  CS First Boston Inc. FMTN
                  (variable rate 4.730%,
                  matures 4/11/01) 3                                                                   9,999,000

                  Contimortgage
                  Home Equity Loan Tr Auction
                  Floating Rate Certificate
                  (variable rate 7.280%,
                  matures 1/16/01)                                                                        50,000

                  Total short-term securities                                      51.9%             187,036,474

                  Total securities                                                124.3%             448,346,599

                  Payable upon return of securities loaned                        -23.6%            (85,087,100)

                  Other assets and liabilities-net                                - 0.7%             (2,450,886)
                                                                                --------          --------------
                  Total net assets                                                100.0%          $  360,808,613
                                                                                ========          ==============

1  Non-income producing

2 This security or partial position of this security is on loan at December 31, 2000 (See Notes to Financial Statements #1). The total value of securities on loan at December 31, 2000 was $83,014,840.

3 This security purchased with cash collateral held from securities lending.


THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

Assets:
Investments in securities, at market value
   (identified cost $204,201,685) (Note 1)                         $ 261,310,125
Temporary investments in short-term securities
   (at cost which approximates market)                               187,036,474
Receivables:
  Dividends and interest                                                 596,805
  Capital shares sold                                                    271,456
Other assets                                                              85,863
                                                                    ------------
     Total assets                                                    449,300,723
                                                                    ------------
Liabilities:
Payable upon return of securities loaned                              85,087,100
Payable for securities purchased                                       2,449,568
Capital shares redeemed                                                  641,972
Other liabilities                                                        313,470
                                                                    ------------
     Total liabilities                                                88,492,110
                                                                    ------------
Net assets
(equivalent to $39.22 per share based on 9,200,027.483 shares
of capital stock outstanding)                                      $ 360,808,613

Net assets consisting of:
Distributions in excess of net investment income                   $          0
Unrealized appreciation on investments                               57,108,440
Accumulated net realized loss                                            (3,286)
Capital paid-in                                                     303,703,459
                                                                    ------------
       Total net assets                                           $ 360,808,613
                                                                    ============
Computation of net asset value and offering price per share:
Net asset value and redemption price per share
   ($360,808,613 divided by 9,200,027.483 shares)                  $       39.22
                                                                    ============
Offering price per share (100/96.5 of $39.22)+                     $       40.64
                                                                    ============
+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2000

Investment income:
Dividends                                                         $    1,988,085
Interest                                                               2,360,752
Other income                                                               1,598
                                                                   -------------
   Total investment income                                             4,350,435
                                                                   -------------
Expenses:
Investment advisory fees (Note 5)                                      2,706,811
Transfer agent fees (Note 5)                                             461,536
Reports to shareholders                                                  175,750
Fund administration (Note 5)                                              70,000
Registration fees and expenses                                             6,245
Custody fees                                                              67,279
Service provider fees (Note 5)                                           163,516
Professional fees                                                         90,624
Trustee fees and expenses                                                 99,584
Other expenses                                                            25,189
                                                                   -------------
   Total expenses                                                      3,866,534
                                                                   -------------
     Net investment income                                               483,901
                                                                   -------------
Realized  and  unrealized  gain  on  securities:
Realized  gain  from  security transactions:
   Proceeds from sales                                              559,692,392
   Cost of securities sold                                         (473,663,648)
                                                                   -------------
     Net  realized  gain                                             86,028,744
                                                                   -------------
Change  in  unrealized   depreciation  of securities:
   Beginning of year                                                137,582,937
   End of year                                                       57,108,440
                                                                   -------------
     Change in unrealized depreciation of securities                (80,474,497)
                                                                   -------------
Net realized and unrealized gain on securities                        5,554,247
                                                                   -------------
Net increase in net assets resulting from operations              $   6,038,148
                                                                   =============


THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                  2000                    1999
------------------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income (loss)                                          $       483,901         $    (1,526,327)
Net realized gain from security transactions                               86,028,744               20,579,421
Change in net unrealized appreciation (depreciation)                      (80,474,497)             104,178,350
                                                                        --------------          --------------
Increase in net assets resulting from operations                            6,038,148              123,231,444

Dividends to shareholders:
From net investment income                                                   (537,513)                       0
From realized capital gains                                               (85,973,737)            (18,110,353)

Increase (decrease) in net assets
   from capital share transactions                                         77,464,936             (44,066,022)
                                                                        --------------          --------------
Increase (decrease) in net assets                                          (3,008,166)             61,055,069

Net assets:
Beginning of year                                                         363,816,779             302,761,710
                                                                        --------------          --------------
End of year
   (including distributions in excess of net investment
    income of $0 in 2000 and $3,770,461 in 1999)                         $ 360,808,613           $ 363,816,779
                                                                        ==============          ==============

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in acccordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the secu-rities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Security Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for re-purchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PARNASSUS FUND

2.   Distributions

     Net realized gains are distributed in the year in which the gains arise. On December 15, 2000 an income distribution of $537,513 ($0.0758 per share), and a capital gain distribution of $85,973,733 ($12.1240 per share) was paid out to shareholders of record on December 14, 2000.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent differences incurred during the year ended December 31, 2000, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

       Undistributed Net Investment Income                    $     3,824,073
       Undistributed Net Realized Gain (Loss)                 $    (1,979,516)
       Capital Paid-in                                        $    (1,844,557)

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   Capital Stock

     As of December 31, 2000 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $303,703,459.
     Transactions in capital stock (shares) were as follows:

                                                                           Year Ended                     Year Ended
                                                                    December 31, 2000               December 31, 1999
----------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,134,648   $  67,325,408        310,313     $ 12,698,171
     Shares issued through dividend reinvestment            2,089,233      80,268,567        344,842       16,107,565
     Shares repurchased                                   (1,203,413)    (70,129,039)    (1,830,350)     (72,871,758)
----------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                2,020,468  $   77,464,936    (1,179,195)    $(44,066,022)
----------------------------------------------------------------------------------------------------------------------------


THE PARNASSUS FUND

4.   Purchases and Sales of Securities

     Purchases and sales of securities were $453,544,850 and $559,692,392, respectively, for the year ended December 31, 2000. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2000, are the same as for financial statement purposes. Of the $57,108,440 of net unrealized appreciation at December 31, 2000, $79,944,238 related to appreciation of securities and $22,835,798 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,706,811 for the year ended December 31, 2000.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $531,536 for the year ended December 31, 2000. The transfer agent fee was $2.30 per month per account, and the fund administration fee was $5,833 per month. As of January 1, 2001, the transfer agent fee will be $2.50 per account per month and the fund administration fee will be $6,667 per month.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $163,516 for the year ended December 31, 2000.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 2000 totaling $284,445 of which $75,041 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

THE PARNASSUS FUND

6.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended
     December 31 are as follows:

                                                            2000         1999         1998        1997         1996
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 50.67      $ 36.24     $ 35.74       $34.39     $  31.77
                                                        --------     --------     -------      -------     --------
Income from investment operations:
Net investment income (loss)                               0.07        (0.21)       (0.06)       (0.14)      (0.06)
Net realized and unrealized gain on securities             0.68        17.29         0.56        10.04        3.77
                                                        --------     --------     -------      -------     --------
   Total income from investment operations                 0.75        17.08         0.50         9.90        3.71
                                                        --------     --------     -------      -------     --------
Distributions:
Dividends from net investment income                      (0.08)         .--          .--          .--         .--
Distributions from net realized gain on securities       (12.12)       (2.65)           .--      (8.55)      (1.09)
                                                        --------     --------     -------      -------     --------
    Total distributions                                  (12.20)       (2.65)        0.00        (8.55)      (1.09)
                                                        --------     --------     -------      -------     --------
Net asset value at end of year                          $ 39.22      $ 50.67      $ 36.24       $35.74      $ 34.39
                                                        ========     ========     =======      =======     ========
Total overall return*                                      1.98%       47.74%        1.40%       29.70%      11.68%
Ratios/supplemental data:
Ratio of expenses to average net assets                    0.92%        1.07%        1.10%        1.11%       1.10%
Ratio of net investment income (loss) to average net assets0.12%      (0.50%)      (0.09%)      (0.44%)     (0.17%)
Portfolio turnover rate                                  120.58%       65.70%       99.20%       68.90%      59.60%
Net assets, end of year (000's)                        $360,809     $363,817      $302,762     $337,425    $268,235

* Total overall return figures do not adjust for the sales charge.


THE PARNASSUS FUND

TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2000

The following tax information represents disclosures of various tax benefits passed through to shareholders. In accordance with the Code, the following Fund is designating the following amount of long-term capital gain dividends:

       The Parnassus Fund                                  $ 85,990,035

                               The Parnassus Fund

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                  415-778-0200

                                  800-999-3505

                                www.parnassus.com


                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105


                                  Legal Counsel

                            Gardner, Carton & Douglas

                               321 N. Clark Street

                                Chicago, IL 60610


                              Independent Auditors

                              Deloitte & Touche llp

                                50 Fremont Street

                         San Francisco, California 94105


                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111


                                   Distributor

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                 This report must be preceded or accompanied by
                             a current prospectus.